United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: August 25, 2010

                       Commission File Number: 001-07894

                        MATRIXX RESOURCE HOLDINGS, INC.

                Delaware                               95-2312900
    (Jurisdiction of Incorporation)      (I.R.S. Employer Identification No.)

                23852 Pacific Coast Hwy, #167, Malibu, CA 90265
                    (Address of principal executive offices)

              11601 Wilshire Blvd. Ste. 500, Los Angeles, CA 90025
                (Former address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (310) 589-0313


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 8.01 OTHER EVENTS.

Matrixx Resource Holdings, Inc. announces its relocation of its corporate offices to 1330 Post Oak Blvd, Suite 1600, Houston, TX 77056 as of September 1, 2010. Contact information such as telephone, facsimile, and address will be updated with OTCMarkets.com and on the corporate website on September 1, 2010. The decision to relocate to Houston was based primarily on the geographical location of Matrixx's partners and business.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

        /S/ Catherine Thompson
----------------------------------------------------------
Registrant



        /S/ Catherine Thompson
----------------------------------------------------------
Signatures
Catherine A. Thompson, CFO, Director


        8/25/2010
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Date